Herman Miller, Inc. Supplemental Financial Data
Three Months Ended 8/29/2015
(Unaudited) ($ in millions except per share data and square footage metrics)

Earnings Release Data Supplement

Herman Miller, Inc. (together with its consolidated subsidiaries, the "company", "we", "our" or "us") provides this supplement to assist investors in evaluating the company's financial and operating results and metrics. We suggest that the narratives to each of the tables included in this supplement be read in conjunction with the financial tables. The financial information included in this supplement contains certain non-GAAP financial measures, as explained in more detail in Section II below. The company intends to update this supplement on a quarterly basis.

Herman Miller, Inc. Supplemental Financial Data
Three Months Ended 8/29/2015
(Unaudited) ($ in millions except per share data and square footage metrics)

I. Operating Segment Information

The table below summarizes select financial information, for the periods indicated, related to each of the company’s reportable operating segments. The North American Furniture Solutions segment includes the operations associated with the design, manufacture, and sale of furniture products for work-related settings, including office, education, and healthcare environments, throughout the United States and Canada. The business associated with the company's owned contract furniture dealers is also included in the North American Furniture Solutions segment. The ELA Furniture Solutions segment includes EMEA, Latin America, and Asia-Pacific. ELA includes the operations associated with the design, manufacture, and sale of furniture products, primarily for work-related settings, in these aforementioned geographic regions. The Specialty segment includes the operations associated with the design, manufacture, and sale of high-craft furniture products and textiles including Geiger wood products, Maharam textiles and Herman Miller Collection products. The Consumer segment includes operations associated with the sale of modern design furnishings and accessories to third party retail distributors, as well as direct to consumer sales through eCommerce and Design Within Reach retail studios. The Corporate category consists primarily of unallocated corporate expenses including, if applicable to the periods shown, restructuring, impairment, acquisition-related costs, and other unallocated corporate costs.

	Three Months Ended
Net Sales	8/29/2015	8/30/2014
North America	$338.1	$321.1
ELA	102.5	95.4
Specialty	57.8	54.6
Consumer	67.0	38.6
Corporate	—	—
Total	$565.4	$509.7

% Change in Net Sales
North America	5.3%
ELA	7.4%
Specialty	5.9%
Consumer	73.6%
Corporate	n/a
Total	10.9%

Operating Earnings (Loss)
North America	$40.8	$36.2
ELA	6.6	3.1
Specialty	4.3	2.9
Consumer	3.8	2.3
Corporate	(0.4)	(2.3)
Total	$55.1	$42.2

Operating Earnings % Net Sales
North America	12.1%	11.3%
ELA	6.4%	3.2%
Specialty	7.4%	5.3%
Consumer	5.7%	6.0%
Corporate	n/a	n/a
Total	9.7%	8.3%

Herman Miller, Inc. Supplemental Financial Data
Three Months Ended 8/29/2015
(Unaudited) ($ in millions except per share data and square footage metrics)

II. Non-GAAP Financial Measures
This presentation contains certain non-GAAP financial measures; including Adjusted Earnings per Share, Adjusted Operating Earnings, Adjusted EBITDA, and Organic Growth (Decline). Adjusted Earnings per Share and Adjusted Operating Earnings are calculated by excluding from Earnings per Share and Operating Earnings items that we believe are not indicative of our ongoing operating performance. For the periods covered by this release, such items consist of expenses associated with restructuring actions taken to adjust our cost structure to the current business climate, transition-related expenses, including amortization and settlement expenses relating to defined benefit pension plans that we have terminated, expenses associated with acquisition-related inventory adjustments, and transaction expenses associated with our acquisition of DWR. Adjusted EBITDA is calculated by excluding depreciation, amortization and other net income or expenses from Adjusted Operating Earnings. We present Adjusted Earnings per Share, Adjusted Operating Earnings, and Adjusted EBITDA because we consider them to be important supplemental measures of our performance and believe them to be useful in analyzing ongoing results from operations. Organic Growth (Decline) represents the change in revenue and orders, excluding currency translation effects and the impacts of acquisitions and divestitures.

Adjusted Earnings per Share, Adjusted Operating Earnings, Adjusted EBITDA and Organic Growth (Decline) are not measurements of our financial performance under GAAP and should not be considered an alternative to the related GAAP measurement. These non-GAAP measures have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. Our presentation of non-GAAP measures should not be construed as an indication that our future results will be unaffected by unusual or infrequent items. We compensate for these limitations by providing equal prominence of our GAAP results.

A. Reconciliation of Earnings per Share to Adjusted Earnings per Share	Three Months Ended
	8/29/2015	8/30/2014
Earnings (Loss) per Share - Diluted	$0.56	$0.42
Add: Acquisition-Related Inventory Adjustments	—	0.03
Add: Acquisition Expenses	—	0.02
Adjusted Earnings per Share – Diluted	$0.56	$0.47

Weighted Average Shares Outstanding (used for Calculating Adjusted Earnings per Share) – Diluted	60,231,065	59,911,852

B. Reconciliation of Operating Earnings to Adjusted Operating Earnings and Adjusted EBITDA	Three Months Ended
	8/29/2015	8/30/2014
Operating Earnings	$55.1	$42.2
Add: Acquisition-Related Inventory Adjustments	—	3.0
Add: Acquisition Expenses	—	2.0
Adjusted Operating Earnings	$55.1	$47.2

Other Income (Expense), net	(0.5)	—
Add: Depreciation and Amortization	13.7	12.0
Adjusted EBITDA	$68.3	$59.2

Herman Miller, Inc. Supplemental Financial Data
Three Months Ended 8/29/2015
(Unaudited) ($ in millions except per share data and square footage metrics)

C. Reconciliation of Operating Earnings to Adjusted Operating Earnings and Adjusted EBITDA by Segment

	Three Months Ended						Three Months Ended
	8/29/15						8/30/14
	North America	ELA	Specialty	Consumer	Corporate	Total	North America	ELA	Specialty	Consumer	Corporate	Total

Operating Earnings (Loss)	$40.8	$6.6	$4.3	$3.8	$(0.4)	$55.1	$36.2	$3.1	$2.9	$2.3	$(2.3)	$42.2
% Net Sales	12.1%	6.4%	7.4%	5.7%	n/a	9.7%	11.3%	3.2%	5.3%	6.0%	n/a	8.3%

Add: Acquisition-Related Inventory Adjustments	—	—	—	—	—	—	—	—	—	3.0	—	3.0
Acquisition Expenses	—	—	—	—	—	—	—	—	—	—	2.0	2.0

Adjusted Operating Earnings (Loss)	$40.8	$6.6	$4.3	$3.8	$(0.4)	$55.1	$36.2	$3.1	$2.9	$5.3	$(0.3)	$47.2
% Net Sales	12.1%	6.4%	7.4%	5.7%	n/a	9.7%	11.3%	3.2%	5.3%	13.7%	n/a	9.3%

Other Income (Expense), net	—	—	—	—	(0.5)	(0.5)	—	—	—	—	—	—
Add: Depreciation and Amortization	7.7	2.1	1.8	2.0	0.1	13.7	7.2	2.2	1.7	0.9	—	12.0
Adjusted EBITDA	$48.5	$8.7	$6.1	$5.8	$(0.8)	$68.3	$43.4	$5.3	$4.6	$6.2	$(0.3)	$59.2
% Net Sales	14.3%	8.5%	10.6%	8.7%	n/a	12.1%	13.5%	5.6%	8.4%	16.1%	n/a	11.6%

Herman Miller, Inc. Supplemental Financial Data
Three Months Ended 8/29/2015
(Unaudited) ($ in millions except per share data and square footage metrics)

D. Organic Sales Growth (Decline) by Segment

	Three Months Ended					Three Months Ended
	8/29/15					8/30/14
	North America	ELA	Specialty	Consumer	Total	North America	ELA	Specialty	Consumer	Total
Net Sales, as reported	$338.1	$102.5	$57.8	$67.0	$565.4	$321.1	$95.4	$54.6	$38.6	$509.7
% change from PY	5.3%	7.4%	5.9%	73.6%	10.9%

Proforma Adjustments
Currency Translation Effects (1)	4.8	10.7	0.2	0.3	16.0	—	—	—	—	—
Acquisition	—	—	—	(35.4)	(35.4)	—	—	—	—	—
Acquisition Intercompany Elimination	—	—	—	5.2	5.2	—	—	—	—	—
Net sales, proforma	$342.9	$113.2	$58.0	$37.1	$551.2	$321.1	$95.4	$54.6	$38.6	$509.7
% change from PY	6.8%	18.7%	6.2%	(3.9)%	8.1%

(1) Currency translation effects represent the estimated net impact of translating current period sales and orders using the average exchange rates applicable to the comparable prior year period

Herman Miller, Inc. Supplemental Financial Data
Three Months Ended 8/29/2015
(Unaudited) ($ in millions except per share data and square footage metrics)

E. Organic Order Growth (Decline) by Segment

	Three Months Ended					Three Months Ended
	8/29/15					8/30/14
	North America	ELA	Specialty	Consumer	Total	North America	ELA	Specialty	Consumer	Total
Orders, as reported	$331.9	$108.2	$58.4	$64.8	$563.3	$312.7	$111.8	$57.1	$35.4	$517.0
% change from PY	6.1%	(3.2)%	2.3%	83.1%	9.0%

Proforma Adjustments
Currency Translation Effects (1)	3.9	12.4	0.2	0.3	$16.8	—	—	—	—	—
Acquisition	—	—	—	(33.1)	(33.1)	—	—	—	—	—
Acquisition Intercompany Elimination	—	—	—	4.1	4.1	—	—	—	—	—
Orders, proforma	$335.8	$120.6	$58.6	$36.1	$551.1	$312.7	$111.8	$57.1	$35.4	$517.0
% change from PY	7.4%	7.9%	2.6%	2.0%	6.6%

(1) Currency translation effects represent the estimated net impact of translating current period sales and orders using the average exchange rates applicable to the comparable prior year period

Herman Miller, Inc. Supplemental Financial Data
Three Months Ended 8/29/2015
(Unaudited) ($ in millions except per share data and square footage metrics)

F. Design Within Reach Studio Metrics
	Studio Count
	Three Months Ended
	August 29, 2015	August 30, 2014*
Beginning of Period	33	39
Studio Openings	—	2
Studio Closings	(1)	(3)
End of Period	32	38

	Studio Selling Square Footage
	Three Months Ended
	August 29, 2015	August 30, 2014*
Beginning of Period	248,440	235,466
Studio Openings	—	25,486
Studio Expansions	—	2,681
Studio Closings	(2,000)	(18,400)
End of Period	246,440	245,233

	Studio Revenue Metrics
	Three Months Ended
	August 29, 2015	August 30, 2014*
Average Studio Square Footage	247,440	240,350
Annualized Net Sales per Square Foot	$625	$714
Comparable Studio Sales	(5.6)%	10.2%

*2014 figures are presented on a pro forma basis and represent DWR measures as of the beginning of the fiscal period

Note: Consumer segment sales also include sales through eCommerce, two outlet stores, and wholesale channels.

Herman Miller, Inc. Supplemental Financial Data
Three Months Ended 8/29/2015
(Unaudited) ($ in millions except per share data and square footage metrics)

G. Sales and Earnings Guidance - Upcoming Quarter	Company Guidance
Q2 Fiscal 2016
Net Sales	$570 to $590
Gross Margin %	37.5% to 38.0%
Operating Expenses	$164 to $168
Effective Tax Rate	32% to 34%
Earnings Per Share, Diluted	$0.52 to $0.56

Herman Miller, Inc. Supplemental Financial Data
Nine Months Ended 8/29/2015
(Unaudited) ($ in millions except per share data and square footage metrics)

Forward Looking Statements

This information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act, as amended, that are based on management’s beliefs, assumptions, current expectations, estimates, and projections about the office furniture industry, the economy, and the company itself. Words like “anticipates,” “believes,” “confident,” “estimates,” “expects,” “forecasts,” likely,” “plans,” “projects,” “should,” variations of such words, and similar expressions identify such forward-looking statements.These statements do not guarantee future performance and involve certain risks, uncertainties, and assumptions that are difficult to predict with regard to timing, extent, likelihood, and degree of occurrence. These risks include, without limitation, the success of our growth strategy, employment and general economic conditions, the pace of economic recovery in the U.S and in our International markets, the increase in white-collar employment, the willingness of customers to undertake capital expenditures, the types of products purchased by customers, competitive-pricing pressures, the availability and pricing of raw materials, our reliance on a limited number of suppliers, our ability to expand globally given the risks associated with regulatory and legal compliance challenges and accompanying currency fluctuations, the ability to increase prices to absorb the additional costs of raw materials, the financial strength of our dealers and the financial strength of our customers, the mix of our products purchased by customers, our ability to locate new DWR studios, negotiate favorable lease terms for new and existing locations and the implementation of our studio portfolio transformation, our ability to attract and retain key executives and other qualified employees, our ability to continue to make product innovations, the success of newly introduced products, our ability to serve all of our markets, possible acquisitions, divestitures or alliances, the pace and level of government procurement, the outcome of pending litigation or governmental audits or investigations, political risk in the markets we serve, and other risks identified in our filings with the Securities and Exchange Commission.Therefore, actual results and outcomes may materially differ from what we express or forecast. Furthermore, Herman Miller, Inc., undertakes no obligation to update, amend or clarify forward-looking statements.